SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
25.	SUBSEQUENT EVENTS

In January 2012, the Company took delivery of the newbuilding Supramax drybulk carrier SFL Humber and the newbuilding Handysize drybulk carrier SFL Trent, which immediately upon delivery commenced, respectively, ten year and five year time charters to unrelated parties.

In January 2012, the Company purchased NOK5 million principal amount of its own senior unsecured NOK bonds at a discount of 10%.

In February 2012, the Company took delivery of the newbuilding Handysize drybulk carrier Western Australia, which immediately upon delivery commenced a three year time charter to an unrelated party.

On February 17, 2012, the Board of Ship Finance declared a dividend of $0.30 per share which was paid in cash on March 28, 2012.

In March 2012, four subsidiaries entered into a $184 million secured term loan facility agreement with a bank. The proceeds of the facility will be used to partly fund the acquisition of four newbuilding container vessels.

In March 2012, the Company took delivery of the newbuilding Handysize drybulk carrier SFL Kent, which immediately upon delivery commenced a five year time charter to an unrelated party.

In March 2012, the single-hull VLCC Titan Orion was sold to an unrelated party for proceeds of approximately $14.7 million, net of approximately $9.2 million compensation payable to Frontline for the early termination of the charter. A gain of approximately $2.2 million is expected to be recorded in the first quarter of 2012.

In March 2012, an employee of the Company exercised options to acquire 100,000 shares in the Company at the option price of $6.85 per share. The Company issued 100,000 new shares in order to satisfy the exercised options.

In April 2012, the Company agreed to terminate the long-term bareboat charter agreements with Horizon Lines LLC relating to five container vessels. The Company received a termination compensation of $40 million in the form of second lien notes in Horizon Lines LLC and warrants exercisable into ten percent of the common stock in the parent company Horizon Lines, Inc. The original bareboat charter term for each vessel was 12 years, but following the termination of the Horizon Lines charters Ship Finance will employ the vessels in the time-charter market instead. The acquisition of the vessels in 2006 and 2007 was partly financed by a $210 million secured term loan facility, the terms of which were originally linked to the Horizon Lines charters. The terms of the loan agreement have been amended in order to facilitate new chartering arrangements. Although the bank financing of the five vessels continues without recourse to Ship Finance, as part of the amended agreement the Company will now indirectly guarantee that revenues received by the vessel-owning subsidiaries over approximately the next seven years will achieve certain minimum levels for each vessel. This performance guarantee is however limited to US$25 million in aggregate.